EXHIBIT 23.3
                                                                    ------------

                          INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-89527 of PAB Bankshares, Inc. on Form S-8 of our report, dated April 3, 2002, appearing in this Annual Report on Form 10-K of PAB Bankshares, Inc. for the year ended December 31, 2001.




                                        /s/  MAULDIN & JENKINS, LLC




Albany, Georgia
April 12, 2002


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